Exhibit 1

JOINT FILING AGREEMENT

May 10, 2018

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to (i) the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Class A common stock of Goosehead Insurance, Inc., par value $0.01 per share, and (ii) that this Joint Filing Agreement be included as an exhibit to such joint filing, provided that, as contemplated by Section 13d-1(k)(ii), no person shall be responsible for the completeness and accuracy of the information concerning the other persons making the filing unless such person knows or has reason to believe such information is inaccurate.

The Joint Filing Agreement may be executed in any number of counterparts all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

MARK E. JONES

/s/ Mark E. Jones

ROBYN JONES

/s/ Robyn Jones

THE MARK AND ROBYN JONES DESCENDANTS TRUST 2014

By:	/s/ Mark E. Jones
	Name:	Mark E. Jones
	Title:	Trustee

LANNI ELAINE ROMNEY FAMILY TRUST 2014

By:	/s/ Mark E. Jones
	Name:	Mark E. Jones
	Title:	Trustee

LINDY JEAN LANGSTON FAMILY TRUST 2014

By:	/s/ Mark E. Jones
	Name:	Mark E. Jones
	Title:	Trustee

[Signature Page to Joint Filing Agreement]

CAMILLE LAVAUN PETERSON FAMILY TRUST 2014

By:	/s/ Mark E. Jones
	Name:	Mark E. Jones
	Title:	Trustee

DESIREE ROBYN COLEMAN FAMILY TRUST 2014

By:	/s/ Mark E. Jones
	Name:	Mark E. Jones
	Title:	Trustee

ADRIENNE MORGAN JONES FAMILY TRUST 2014

By:	/s/ Mark E. Jones
	Name:	Mark E. Jones
	Title:	Trustee

MARK EVAN JONES, JR. FAMILY TRUST 2014

By:	/s/ Mark E. Jones
	Name:	Mark E. Jones
	Title:	Trustee

SERENA JONES

/s/ Serena Jones

[Signature Page to Joint Filing Agreement]

LANNI ROMNEY

/s/ Lanni Romney

LINDY LANGSTON

/s/ Lindy Langston

CAMILLE PETERSON

/s/ Camille Peterson

DESIREE COLEMAN

/s/ Desiree Coleman

ADRIENNE JONES

/s/ Adrienne Jones

MARK E. JONES, JR.

/s/ Mark E. Jones, Jr.

[Signature Page to Joint Filing Agreement]